UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	001-40409	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6
Boca Raton, Florida 33431
(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GROM	The Nasdaq Capital Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	GROMW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 21, 2021 (the “Closing Date”), Grom Social Enterprises, Inc., a Florida corporation (the “Company”), sold an aggregate of 2,409,639 units (the “Units”), at a price to the public of $4.15 per Unit (the “Offering”), each Unit consisting of one share (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and a warrant to purchase one share of Common Stock at an exercise price of $4.565 per share (the “Warrants”), pursuant to an underwriting agreement, dated as of June 16, 2021 (the “Underwriting Agreement”), between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative (the “Representative”) of the several underwriters named in the Underwriting Agreement. In addition, pursuant to the Underwriting Agreement, the Company granted the Representative a 45-day option to purchase up to 361,445 additional Units of Common Stock and Warrants, to cover over-allotments in connection with the Offering, which the Representative exercised with respect to Warrants exercisable for up to an additional 361,445 shares of Common Stock on the Closing Date.

The Shares and the Warrants were offered and sold to the public pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-253154), filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective on June 16, 2021.

On the Closing Date, the Company received gross proceeds of approximately $10,000,000, before deducting underwriting discounts and commissions of 8% of the gross proceeds and estimated Offering expenses. The Company intends to use the net proceeds from the Offering primarily for sales and marketing activities, product development, acquisition of, or investment in, technologies, solutions, or businesses that complement the Company’s business, and for working capital and general corporate purposes.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the underwriters for losses or damages arising out of or in connection with the Offering, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

Pursuant to the Underwriting Agreement, the Company also agreed to issue to the Representative warrants (the “Representative’s Warrants”) to purchase up to a total of 144,578 shares of Common Stock (6% of the shares of Common Stock sold in the Offering), which Representative Warrants were issued to the Representative on the Closing Date. The Representative’s Warrants are exercisable at $4.15 per share and have a term of five years. The Representative’s Warrants are subject to a lock-up for 180 days from the commencement of sales in the Offering, including a mandatory lock-up period in accordance with FINRA Rule 5110(e).

The total expenses of the Offering are estimated to be approximately $1,162,738, which included the underwriting discounts and commissions and the Representative’s reimbursable expenses relating to the Offering.

On June 21, 2021, the Company also entered into a Warrant Agency Agreement with Equiniti Trust Company (“Warrant Agency Agreement”), pursuant to which Equiniti Trust Company agreed to act as warrant agent with respect to the Warrants.

The final prospectus relating to the Offering has been filed with the SEC and is available on the SEC’s website at http://www.sec.gov. Copies of the final prospectus relating to the Offering may be obtained from the SEC’s website or from EF Hutton, division of Benchmark Investments, LLC, 590 Madison Avenue, 39th Floor, New York, NY 10022, Attention: Syndicate Department, or via email at syndicategroup@efhuttongroup.com or telephone at (212) 404-7002.

The foregoing summary of the terms of the Underwriting Agreement, Representative’s Warrants and Warrant Agency Agreement (including the Warrants) do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 1.1, 4.1 and 10.1, respectively, to this Report, and are incorporated herein by reference.

2

Item 7.01. Regulation FD Disclosure.

On June 16, 2021, the Company issued a press release with respect to the Company’s entering into the Underwriting Agreement, the uplisting of its Common Stock to Nasdaq and pricing of the Offering. A copy of this press release is filed as Exhibit 99.1 to this Report and incorporated herein by reference. On June 21, 2021, the Company issued a press release with respect to the closing of the Offering. A copy of this press release is filed as Exhibit 99.2 to this Report and incorporated herein by reference. The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Forward Looking Statements

This filing includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance, and other factors as discussed in the Company’s filings with the SEC. Among the factors that could cause results to differ materially are those risks discussed in the periodic reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on April 13, 2021. You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.” The Company does not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 16, 2021, between the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the underwriters named therein

4.1	Representative’s Warrant, dated June 21, 2021, issued to EF Hutton, division of Benchmark Investments, LLC

10.1	Warrant Agency Agreement dated as of June 21, 2021, between the Company and Equiniti Trust Company

99.1	Press release, dated June 16, 2021

99.2	Press release, dated June 21, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: June 22, 2021	By:	/s/ Darren Marks
Darren Marks Chief Executive Officer

3